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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 1996


                              HILLS STORES COMPANY
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                    1-9505                                31-1153510
(State or other jurisdiction of incorporation)         (Commission file number)         (I.R.S. employer identification number)

             15 DAN ROAD                                              02021
        CANTON, MASSACHUSETTS                                      (Zip Code)
(Address of principal executive office)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (617) 821-1000

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Item 5.  Other Events
         ------------

         On November 21, 1996, Hills Stores Company (the "Company") issued a press release reporting its financial results for the third fiscal quarter of 1996. A copy of the Company's press release is filed as an Exhibit to this Report and incorporated by reference herein.

Item 7.  Exhibits
         --------

         The following Exhibit is filed as part of this Report:

Exhibit
Number   Title
------   -----

99.1     Press Release dated November 21, 1996.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HILLS STORES COMPANY


                                            By: /s/ C. Scott Litten
                                                --------------------------------
                                            Name:  C. Scott Litten
                                            Title: Executive Vice President -
                                                   Chief Financial Officer

Dated:  November 26, 1996
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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


Exhibit
Number   Title
------   -----

99.1     Press Release dated November 21, 1996.